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PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827
Issuer Trustee

MACQUARIE SECURITISATION LIMITED
ABN 16 003 297 336
Manager

THE BANK OF NEW YORK, NEW YORK BRANCH
Note Trustee

THE BANK OF NEW YORK, NEW YORK BRANCH
Note Registrar

THE BANK OF NEW YORK, NEW YORK BRANCH
Principal Paying Agent

THE BANK OF NEW YORK, NEW YORK BRANCH
Agent Bank

THE BANK OF NEW YORK, LONDON BRANCH
Paying Agent





AGENCY AGREEMENT
PUMA GLOBAL TRUST NO. 1





                                   CLAYTON UTZ
          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                OUR REF - 174/3323/1537356 CONTACT - TESSA HOSER


              SYDNEY o MELBOURNE o BRISBANE o PERTH o CANBERRA o DARWIN

      Liability is limited by the Solicitors Scheme under the Professional
                             Standards Act 1994 NSW

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TABLE OF CONTENTS


1.    DEFINITIONS AND INTERPRETATION........................................................................2
      1.1         Definitions...............................................................................2
      1.2         Sub-Fund Notice and Trust Deed Definitions................................................3
      1.3         Interpretation............................................................................4
      1.4         Issuer Trustee Capacity...................................................................5
      1.5         Transaction Document and Issuing Document.................................................5
      1.6         Incorporated Definitions and other Transaction Documents and provisions...................5

2.    APPOINTMENT OF PAYING AGENTS..........................................................................6
      2.1         Appointment...............................................................................6
      2.2         Several Obligations of Paying Agents......................................................6

3.    PAYMENTS..............................................................................................6
      3.1         Payment by Issuer Trustee.................................................................6
      3.2         Payments by Paying Agents.................................................................6
      3.3         Method of Payment for Book-Entry Notes....................................................6
      3.4         Method of Payment for Definitive Notes....................................................6
      3.5         Non-Payment...............................................................................7
      3.6         Late Payment..............................................................................7
      3.7         Reimbursement.............................................................................7
      3.8         Payment under Currency Swap...............................................................7
      3.9         Principal Paying Agent holds funds on trust...............................................7
      3.10        Principal Paying Agent may deal with funds................................................8
      3.11        No Set-Off................................................................................8
      3.12        Holders of US$ Notes......................................................................8
      3.13        Repayment of Moneys.......................................................................8
      3.14        Paying Agents to Record, Notify Payments and Deliver Surrendered US$ Notes................9

4.    APPOINTMENT AND DUTIES OF THE AGENT BANK..............................................................9
      4.1         Appointment...............................................................................9
      4.2         Determinations by Agent Bank..............................................................9
      4.3         Notification by Agent Bank................................................................9
      4.4         Note Trustee to Perform Agent Bank's Function.............................................9
      4.5         Documents to Agent Bank..................................................................10

5.    APPOINTMENT AND DUTIES OF THE NOTE REGISTRAR.........................................................10
      5.1         Note Registrar...........................................................................10
      5.2         Note Register to be Kept.................................................................10
      5.3         Transfer or Exchange of US$ Notes........................................................10
      5.4         Replacement of Lost or Mutilated US$ Notes...............................................11
      5.5         Obligations upon Transfer, Exchange or Replacement of US$ Notes..........................11
      5.6         No Charge for Transfer or Exchange.......................................................11
      5.7         Restricted Period........................................................................11
      5.8         Cancellation of US$ Notes................................................................12
      5.9         Provision of Information and Inspection of Register......................................12
      5.10        Correctness of Register and Information..................................................12
      5.11        Non-recognition of Equitable Interests...................................................12
      5.12        Rectification of Note Register...........................................................12
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

6.    NOTE TRUSTEE'S REQUIREMENTS REGARDING AGENTS.........................................................13
      6.1         Following Enforcement of the Charge or issue of Definitive Notes.........................13
      6.2         Good Discharge to Issuer Trustee.........................................................13
      6.3         Change of Authorised Officers............................................................14

7.    REDEMPTION OF US$ NOTES..............................................................................14
      7.1         Part Redemption of US$ Notes on Quarterly Payment Dates..................................14
      7.2         Early Redemption.........................................................................14

8.    GENERAL PAYING AGENT MATTERS.........................................................................14
      8.1         Notices to US$ Noteholders...............................................................14
      8.2         Copies of Documents for Inspection.......................................................15
      8.3         Notice of any Withholding or Deduction...................................................15

9.    INDEMNITY............................................................................................15
      9.1         Indemnity by Issuer Trustee..............................................................15
      9.2         Indemnity by Agent.......................................................................15

10.   CHANGES IN AGENTS....................................................................................16
      10.1        Appointment and Removal..................................................................16
      10.2        Resignation..............................................................................16
      10.3        Limitation of Appointment and Termination................................................16
      10.4        Payment of amounts held by the Principal Paying Agent....................................17
      10.5        Records held by Note Registrar...........................................................17
      10.6        Successor to Principal Paying Agent, Agent Bank, Note Registrar..........................17
      10.7        Notice to US$ Noteholders................................................................18
      10.8        Change in Specified Office...............................................................18

11.   MISCELLANEOUS DUTIES AND PROTECTION..................................................................19
      11.1        Agents are agents of the Issuer Trustee..................................................19
      11.2        Agency...................................................................................19
      11.3        Reliance.................................................................................19
      11.4        Entitled to Deal.........................................................................19
      11.5        Consultation.............................................................................19
      11.6        Duties and Obligations...................................................................20
      11.7        Income Tax Returns.......................................................................20
      11.8        Representation by each Agent.............................................................20

12.   FEES AND EXPENSES....................................................................................20
      12.1        Payment of Fee...........................................................................20
      12.2        Payment of Expenses......................................................................20
      12.3        No Other Fees............................................................................20
      12.4        Payment of Fees..........................................................................20
      12.5        No Commission............................................................................21
      12.6        Issuer Trustee Personally Liable for Fees................................................21
      12.7        Timing of Payments.......................................................................21
      12.8        Increase in Fees.........................................................................21

13.   NOTICES..............................................................................................21
      13.1        Method of Delivery.......................................................................21
      13.2        Deemed Receipt...........................................................................22
      13.3        Communications through Principal Paying Agent............................................22

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

14.   ISSUER TRUSTEE'S LIMITATION OF LIABILITY.............................................................22
      14.1        Limitation on Issuer Trustee's Liability.................................................22
      14.2        Claims against Issuer Trustee............................................................23
      14.3        Breach of Trust..........................................................................23
      14.4        Acts or omissions........................................................................23
      14.5        No Authority.............................................................................23
      14.6        No obligation............................................................................23

15.   GENERAL..............................................................................................23
      15.1        Waiver...................................................................................23
      15.2        Written Waiver, Consent and Approval.....................................................24
      15.3        Severability.............................................................................24
      15.4        Survival of Indemnities..................................................................24
      15.5        Assignments..............................................................................24
      15.6        Successors and Assigns...................................................................24
      15.7        Moratorium Legislation...................................................................24
      15.8        Amendments...............................................................................24
      15.9        Governing Law............................................................................24
      15.10       Jurisdiction.............................................................................25
      15.11       Counterparts.............................................................................25
      15.12       Limitation of Note Trustee's Liability...................................................25

THIS AGENCY AGREEMENT MADE AT                     ON                       2001

PARTIES PERPETUAL TRUSTEES AUSTRALIA LIMITED, ABN 86 000 431 827, a company duly incorporated in the State of New South Wales and having an office at Level 3, 39 Hunter Street, Sydney, Australia, in its capacity as trustee of the PUMA Trust (as hereinafter defined) (hereinafter included in the expression the "ISSUER TRUSTEE")

                        MACQUARIE SECURITISATION LIMITED, ABN 16 003 297 336, a company duly incorporated in New South Wales and having an office at Level 23, 20 Bond Street, Sydney, Australia (hereinafter included by incorporation in the expression the "MANAGER")

                        THE BANK OF NEW YORK, NEW YORK BRANCH a New York banking corporation acting through its New York branch at 101 Barclay Street, 21W, New York, New York 10286 as trustee of the Note Trust (as hereinafter defined) (hereinafter included by incorporation in the expression the "NOTE TRUSTEE")

                        THE BANK OF NEW YORK, NEW YORK BRANCH a New York banking corporation acting through its New York branch at 101 Barclay Street, 21W, New York, New York 10286 (hereinafter included in the expression the " NOTE REGISTRAR")

                        THE BANK OF NEW YORK, NEW YORK BRANCH a New York banking corporation acting through its New York branch at 101 Barclay Street, 21W, New York, New York 10286 (hereinafter included in the expression the "PRINCIPAL PAYING AGENT")

                        THE BANK OF NEW YORK, NEW YORK BRANCH a New York banking corporation acting through its New York branch at 101 Barclay Street, 21W, New York, New York 10286 as trustee of the Note Trust (hereinafter included in the expression the "AGENT BANK")

                        THE BANK OF NEW YORK, LONDON BRANCH a New York banking corporation acting through its London branch of 48th floor, One Canada Square, London E14 5AL (hereinafter included in the expression the "PAYING AGENT")

RECITALS

A. The Issuer Trustee, in its capacity as trustee of the PUMA Trust, proposes to issue US$[ ] Class A Mortgage Backed Floating Rate Notes due [ ](the "CLASS A NOTES") and US$[ ] Class B Mortgage Backed Floating Rate Notes due [ ] (together the "US$ NOTES").

B.          The US$ Notes will be constituted pursuant to the Note Trust Deed.

C. The Issuer Trustee wishes to appoint The Bank of New York, New York Branch as the initial Principal Paying Agent, the initial Note Registrar and the initial Agent Bank in respect of the US$ Notes and The Bank of New York, New York Branch has accepted these appointments on the terms and conditions of this Agreement.

D. The Issuer Trustee wishes to appoint The Bank of New York, London Branch as an initial Paying Agent in respect of the US$ Notes and The Bank of New York, London Branch has accepted that appointment on the terms and conditions of this Agreement.

THE PARTIES AGREE

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1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS

       In this Agreement, unless the contrary intention appears:

       "AGENT" means a several reference to each Paying Agent, the Note Registrar, and the Agent Bank.

       "AGENT BANK" means initially The Bank of New York, New York Branch or, if The Bank of New York, New York Branch resigns or its appointment is terminated as the Issuer Trustee's reference agent in respect of the US$ Notes, the person from time to time appointed in its place to perform the functions of such reference agent under this Agreement.

       "AUTHORISED OFFICER" in relation to:

        (a) the Issuer Trustee and the Manager, has the same meaning as "Authorised Signatory" in the Trust Deed;

       (b) the Note Trustee, the Note Registrar, the Agent Bank and the Principal Paying Agent while these are the same person as the Note Trustee, has the same meaning as the term "Authorised Officer" in relation to the Note Trustee in the Note Trust Deed;

       (c) The Bank of New York, London Branch as Paying Agent means a responsible officer of the Corporate Trust Administration department of the Paying Agent; and

       (d) any other Agent, means the persons appointed from time to time by that Agent to act as its Authorised Officers for the purposes of this Agreement as certified in writing by 2 directors or a director and secretary of that Agent to the other parties to this Agreement.

       "BOOK ENTRY NOTE" has the same meaning as in the Note Trust Deed.

       "DEFINITIVE NOTE" has the same meaning as in the Note Trust Deed.

       "DEPOSITORY" has the same meaning as in the Note Trust Deed.

       "ISSUER TRUSTEE" means initially Perpetual Trustees Australia Limited or, if Perpetual Trustees Australia Limited retires or is removed as trustee of the PUMA Trust under the Trust Deed, the then substitute Trustee.

       "NOTE REGISTER" means the register established in accordance with clause 5.2.

       "NOTE REGISTRAR" means The Bank of New York, New York Branch or if The Bank of New York, New York Branch resigns or its appointment is terminated as note registrar in respect of the US$ Notes, the person from time to time appointed in its place to perform the functions of such note registrar under this Agreement.

       "NOTE TRUST" means the trust of that name constituted by the Note Trust Deed.

       "PAYING AGENT" means The Bank of New York, London Branch until it resigns or its appointment is terminated as paying agent and each other person from time to time appointed hereunder to perform the functions of a paying agent and, except where the context otherwise requires, includes the Principal Paying Agent.

       "PRINCIPAL PAYING AGENT" means The Bank of New York, New York Branch, or, if The Bank of New York, New York Branch resigns or its appointment is terminated as principal paying agent, the person from time to time appointed in its place to perform the functions of the principal paying agent under this Agreement.

       "PUMA TRUST" means the trust known as the PUMA Global Trust No. 1 established pursuant to the Trust Deed and the Sub-Fund Notice.

       "QUARTERLY SERVICING REPORT" has the same meaning as in the Note Conditions.

       "RELEVANT PARTIES" has the same meaning as in the Note Conditions.

       "SPECIFIED OFFICE" in relation to:

       (a) the Note Registrar, means the offices of the Note Registrar as specified in the Note Conditions or otherwise under this Agreement as the offices of the Note Registrar where surrenders of US$ Notes for transfer, exchange, replacement or redemption will occur and where, in respect of one of such offices, the Note Register will be kept, as varied from time to time in accordance with this Agreement;

       (b) a Paying Agent, means the office of the Paying Agent specified in the Note Conditions or otherwise under this Agreement as the office at which payments in respect of the US$ Notes will be made, as varied from time to time in accordance with this Agreement; and

       (c) the Agent Bank, means the office of the Agent Bank specified in the Note Conditions or otherwise under this Agreement as the office at which the Agent Bank will carry out its duties under this Agreement, as varied from time to time in accordance with this Agreement.

       "STAMP" means the Securities Transfer Agents Medallion Program.

       "SUB-FUND NOTICE" means the Sub-Fund Notice dated [ ] issued by the Manager to the Issuer Trustee and accepted by the Issuer Trustee.

       "TAX" has the same meaning as in the Security Trust Deed.

       "TRUST DEED" means the Trust Deed dated 13 July 1990 between the person referred to therein as the Founder and Perpetual Trustees Australia Limited, as amended from time to time.

       "UCC" means the Uniform Commercial Code of New York.

1.2    SUB-FUND NOTICE AND TRUST DEED DEFINITIONS

       Subject to clause 1.6, unless defined in this Agreement, words and phrases defined in either or both of the Trust Deed and the Sub-Fund Notice have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Trust Deed or the Sub-Fund Notice (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Trust Deed and the Sub-Fund Notice, the Sub-Fund Notice prevails over the Trust Deed in respect of this Agreement. Subject to clause 1.6, where words or phrases used but not defined in this Agreement are defined in the Trust Deed in relation to a Fund (as defined in the Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the PUMA Trust (as defined in this Agreement).

1.3    INTERPRETATION

       In this Agreement, unless the contrary intention appears:

       (a) headings are for convenience only and do not affect the interpretation of this Agreement;

       (b)   a reference to this "AGREEMENT" includes the Recitals;

       (c) the expression "PERSON" includes an individual, the estate of an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

       (d) a reference to a person includes that person's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

       (e) subject to clause 1.6, a reference to any document or agreement is to such document or agreement as amended, novated, supplemented, varied or replaced from time to time;

       (f) a reference to any legislation or to any section or provision of any legislation includes any statutory modification or re-enactment or any statutory provision substituted for that legislation and all ordinances, by-laws, regulations and other statutory instruments issued under that legislation, section or provision;

       (g) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

       (h) a reference to a clause is a reference to a clause of this Agreement;

        (i) a reference to "WILFUL DEFAULT" in relation to a party means, subject to clause 1.3(j), any wilful failure by that party to comply with, or wilful breach by the that party of, any of its obligations under any Transaction Document, other than a failure or breach which:

             (i)     A.   arises as a result of a breach of a Transaction
                          Document by a person other than:

                          (1)   that party; or

                          (2)   any other person referred to in clause 1.3(j);
                                and

                     B. the performance of the action (the non-performance of which gave rise to such breach) is a pre-condition to that party performing the said obligation; or

             (ii) is in accordance with a lawful court order or direction or is required by law; or

             (iii) is in accordance with a proper instruction or direction given at a meeting convened under any Transaction Document;

        (j) a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of a party means the fraud, negligence or wilful default of that party and of its officers, employees, agents and any other person where that party is liable for the acts or omissions of such other person under the terms of any Transaction Document;

        (k) where any word or phrase is given a defined meaning, any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

        (l) where any day on which a payment is due to be made or a thing is due to be done under this Agreement is not a Business Day, that payment must be made or that thing must be done on the immediately succeeding Business Day;

        (m)  a reference to the "CLOSE OF BUSINESS" on any day is a reference to
             5.00 pm on that day;

        (n)  a reference to time is to local time in New York;

        (o) subject to clause 13.2, each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party (or any Related Body Corporate of that party) having day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the PUMA Trust having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way);

        (p) a reference to the enforcement of the Charge means that the Security Trustee appoints (or the Voting Secured Creditors as contemplated by clause 8.4 of the Security Trust Deed appoint) a Receiver over any Charged Property, or takes possession of any Charged Property, pursuant to the Security Trust Deed (expressions used in this clause have the same meanings as in the Security Trust
             Deed); and

        (q) a reference to a "CLASS" of the US$ Notes or US$ Noteholders is to the Class A Notes, the Class B Notes or, as the case may be the respective Class A Noteholder or Class B Noteholder thereof.

1.4    ISSUER TRUSTEE CAPACITY

       In this Agreement, except where provided to the contrary:

        (a) (REFERENCES TO ISSUER TRUSTEE): a reference to the Issuer Trustee is a reference to the Issuer Trustee in its capacity as trustee of the PUMA Trust only, and in no other capacity; and

        (b) (REFERENCES TO ASSETS OF THE ISSUER TRUSTEE): a reference to the undertaking, assets, business or money of the Issuer Trustee is a reference to the undertaking, assets, business or money of the Issuer Trustee in the capacity referred to in paragraph (a).

1.5    TRANSACTION DOCUMENT AND ISSUING DOCUMENT

       For the purposes of the Trust Deed and the Sub-Fund Notice, this Agreement is a Transaction Document and an Issuing Document in relation to the PUMA Trust.

1.6    INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND PROVISIONS

       Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

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2.     APPOINTMENT OF PAYING AGENTS

2.1    APPOINTMENT

       The Issuer Trustee, at the direction of the Manager, hereby appoints the Principal Paying Agent as its initial principal paying agent, and each other Paying Agent from time to time as its paying agent, for making payments in respect of the US$ Notes pursuant to the Transaction Documents at their respective Specified Offices in accordance with the terms and conditions of this Agreement. The Principal Paying Agent, and each other Paying Agent, hereby accepts that appointment.

2.2    SEVERAL OBLIGATIONS OF PAYING AGENTS

       While there is more than one Paying Agent, the obligations of the Paying Agents under this Agreement are several and not joint.


--------------------------------------------------------------------------------
3.     PAYMENTS

3.1    PAYMENT BY ISSUER TRUSTEE

       Subject to clause 3.8, the Issuer Trustee must not later than [10.00 am] on each Quarterly Payment Date, pay to or to the order of the Principal Paying Agent to an account in the name of "PUMA Global Trust No. 1" (or such other account as may be determined by the Manager and notified to the Note Trustee, the Issuer Trustee and each Paying Agent, from time to time) and specified by the Principal Paying Agent in same day funds the amount in US$ as may be required (after taking account of any money then held by the Principal Paying Agent and available for the purpose) to be paid on that Quarterly Payment Date in respect of the US$ Notes under the Note Conditions.

3.2    PAYMENTS BY PAYING AGENTS

       Subject to payment being duly made as provided in clause 3.1 (or the Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 6, the Paying Agents will pay or cause to be paid to the US$ Noteholders on behalf of the Issuer Trustee on each Quarterly Payment Date the relevant amounts of principal and interest due in respect of the US$ Notes in accordance with this Agreement and the Note Conditions.

3.3    METHOD OF PAYMENT FOR BOOK-ENTRY NOTES

       The Principal Paying Agent will cause all payments of principal or interest (as the case may be) due in respect of Book-Entry Notes to be made to the Depository or, if applicable, to its nominee, in whose name the Book-Entry Notes are registered to the account or accounts designated by the Depository or, if applicable, that nominee and otherwise in accordance with condition 8.1 of the Note Conditions.

3.4    METHOD OF PAYMENT FOR DEFINITIVE NOTES

       The Paying Agents will cause all payments of principal or interest (as the case may be) due in respect of Definitive Notes to be made in accordance with condition 8.1 of the Note Conditions.

3.5    NON-PAYMENT

       (a) (NO OBLIGATION ON PAYING AGENTS): If the Issuer Trustee fails to make any payment, unless and until the full amount of the payment has been made under the terms of this Agreement (except as to the time of making the payment) or other arrangements satisfactory to the Principal Paying Agent have been made, none of the Principal Paying Agent nor any of the other Paying Agents is bound to make any payment in accordance with this clause 3 (but may, in its discretion, make any such payment).

       (b) (NOTICE OF NON-RECEIPT): The Principal Paying Agent will immediately notify by facsimile the other Paying Agents, the Note Trustee, the Issuer Trustee, the Security Trustee and the Manager if the full amount of any payment of principal or interest in respect of the US$ Notes required to be made pursuant to the Note Conditions is not unconditionally received by it or to its order in accordance with this Agreement.

3.6    LATE PAYMENT

       (a) (LATE PAYMENTS TO BE PAID IN ACCORDANCE WITH THIS AGREEMENT): If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this Agreement, each Paying Agent will make the payments required to be made by it in respect of the US$ Notes as provided in this clause 3.

       (b) (NOTICE): If the Principal Paying Agent does not receive on a Quarterly Payment Date the full amount of principal and interest then payable on any US$ Note in accordance with the Note Conditions, but receives the full amount later, it will:

             (i) forthwith upon receipt of the full amount notify the other Paying Agents, the Issuer Trustee, the Note Trustee, the Security Trustee and the Manager; and

             (ii) as soon as practicable after receipt of the full amount give notice, in accordance with condition 11.1 of the Note Conditions, to the US$ Noteholders that it has received the full amount.

3.7    REIMBURSEMENT

       The Principal Paying Agent will (provided that it has been placed in funds by the Issuer Trustee) on demand promptly reimburse each other Paying Agent for payments of principal and interest properly made by that Paying Agent in accordance with the Note Conditions and this Agreement. The Issuer Trustee will not be responsible for the apportionment of any moneys between the Principal Paying Agent and the other Paying Agents and a payment to the Principal Paying Agent of any moneys due to the Paying Agents will operate as a good discharge to the Issuer Trustee in respect of such moneys.

3.8    PAYMENT UNDER CURRENCY SWAP

       The payment by the Issuer Trustee of its Australian dollar payment obligations under the Sub-Fund Notice on each Quarterly Payment Date to the Currency Swap Provider will be a good discharge of its corresponding US dollar obligations under clause 3.1 (but will not relieve the Issuer Trustee of any liability in respect of any default in payment in respect of a US$ Note under any other Transaction Document).

3.9    PRINCIPAL PAYING AGENT HOLDS FUNDS ON TRUST

       Each Paying Agent will hold in a separate account on trust for the Note Trustee and the US$ Noteholders all sums held by such Paying Agent for the payment of principal and interest with respect to the US$ Notes until such sums are paid to the Note Trustee or the US$ Noteholders in accordance with the Note Trust Deed or the Note Conditions or repaid under clause 3.13.

3.10   PRINCIPAL PAYING AGENT MAY DEAL WITH FUNDS

       Subject to the terms of this Agreement, the Principal Paying Agent is entitled to deal with moneys paid to it under this Agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent is entitled to retain for its own account any interest earned on such moneys, except as required by law.

3.11   NO SET-OFF

       No Paying Agent is entitled to exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the US$ Notes in respect of moneys payable by it under this Agreement.

3.12   HOLDERS OF US$ NOTES

       Except as ordered by a court of competent jurisdiction or as required by law, each Paying Agent is entitled to treat the person:

       (a) (BOOK ENTRY NOTES): who is, while a Book-Entry Note remains outstanding, the registered owner of that Book-Entry Note as recorded in the Note Register as the absolute owner of that Book-Entry Note and as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the Depository as the holder of any US$ Note represented by a Book-Entry Note will be entitled to receive from the registered owner of that Book-Entry Note any payment so made only in accordance with the respective rules and procedures of the Depository;

       (b) (DEFINITIVE NOTES): who is the registered owner of any Definitive Note as recorded in the Note Register as the absolute owner or owners of that Definitive Note (whether or not that Definitive Note is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); and

       (c)   (NOTE TRUSTEE): who, when a Book-Entry Note in respect of any US$
             Note is no longer outstanding but Definitive Notes in respect of the US$ Notes have not been issued, is for the time being the Note Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the relevant US$ Noteholders, in all cases and for all purposes, despite any notice to the contrary, and will not be liable for so doing.

3.13   REPAYMENT OF MONEYS

       (a) (PRESCRIPTION): Immediately on any entitlement to receive principal or interest under any US$ Note becoming void under the Note Conditions, the Principal Paying Agent will repay to the Issuer Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void, together with any fees applicable to that payment or entitlement (pro rated as to the amount and time) to the extent already paid under clause 12.

       (b) (NO REPAYMENT WHILE OUTSTANDING AMOUNTS DUE): Notwithstanding clause 3.13(a) the Principal Paying Agent is not obliged to make any repayment to the

             Issuer Trustee while any fees and expenses which should have been paid to or to the order of the Principal Paying Agent or, if applicable, the Note Trustee, by the Issuer Trustee remain unpaid.

3.14   PAYING AGENTS TO RECORD, NOTIFY PAYMENTS AND DELIVER SURRENDERED US$
       NOTES

       Each Paying Agent must:

       (a) (NOTIFY NOTE REGISTRAR): promptly notify the Note Registrar of each payment made by it, or at its direction, to US$ Noteholders in respect of the US$ Notes;

       (b) (RECORDS): keep a full and complete record of each payment made by it, or at its direction, to US$ Noteholders and provide copies of such records to the Issuer Trustee, the Manager, the Note Trustee or the Note Registrar upon request; and

       (c) (DELIVER): promptly deliver to the Note Registrar any US$ Notes surrendered to it pursuant to condition 8.2 of the Note Conditions.

       A record by a Paying Agent under this clause 3.14 is sufficient evidence, unless the contrary is proved, of the relevant payments having been made or not made.

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4.     APPOINTMENT AND DUTIES OF THE AGENT BANK

4.1    APPOINTMENT

       The Issuer Trustee, at the direction of the Manager, hereby appoints the Agent Bank as its initial reference agent in respect of the US$ Notes upon the terms and conditions contained in this Agreement and the Agent Bank hereby accepts that appointment.

4.2    DETERMINATIONS BY AGENT BANK

       The Agent Bank must perform such duties, and make such calculations, determinations, notifications and publications at its Specified Office as are set forth in the Note Conditions and the Currency Swap Agreement (in respect of the Currency Swaps) to be performed or made by it until the US$ Notes are redeemed (or deemed to be redeemed) in full in accordance with the Note Conditions and must perform any other duties as requested by the Issuer Trustee, the Manager or the Principal Paying Agent which are reasonably incidental to those duties.

4.3    NOTIFICATION BY AGENT BANK

       If the Agent Bank fails to perform any duty or to make any calculation, determination, notification or publication as provided in clause 4.2, it must forthwith notify the Issuer Trustee, the Manager, the Note Trustee, the Principal Paying Agent and the Currency Swap Provider thereof.

4.4    NOTE TRUSTEE TO PERFORM AGENT BANK'S FUNCTION

       If the Agent Bank for any reason does not determine by close of business on the relevant Rate Set Date (as defined in the Note Conditions) the Interest Rates for the US$ Notes, or calculate an Interest Amount (each as defined in the Note Conditions), the Note Trustee must do so and each such determination or calculation will be as if made by the Agent Bank for the purposes of the Note Conditions. In doing so, the Note Trustee will apply the provisions of condition 6 of the Note Conditions, with any necessary consequential amendments, to the extent that it can and, in all other respects it will do so in such a manner as it considers fair and reasonable in all the circumstances.

4.5    DOCUMENTS TO AGENT BANK

       The Manager and the Issuer Trustee will provide to the Agent Bank such documents and other information as the Agent Bank reasonably requires in order for the Agent Bank to properly fulfil its duties in respect of the US$ Notes and the Currency Swap Agreement.


--------------------------------------------------------------------------------
5.     APPOINTMENT AND DUTIES OF THE NOTE REGISTRAR

5.1    NOTE REGISTRAR

       The Issuer Trustee, at the direction of the Manager, hereby appoints the Note Registrar as its initial note registrar in respect of the US$ Notes upon the terms and conditions contained in this Agreement and the Note Registrar hereby accepts that appointment.

5.2    NOTE REGISTER TO BE KEPT

       The Note Registrar must keep a register, at one of its Specified Offices, in which, subject to such reasonable regulations as the Note Registrar may prescribe, the Note Registrar must keep a full and complete record of:

       (a) (US$ NOTEHOLDER DETAILS): the name, address and, where applicable, taxation, social security or other identifying number of each US$ Noteholder, the details of the US$ Notes held by that US$ Noteholder and the details of the account to which any payments due to the US$ Noteholder are to be made in each case as notified by that US$ Noteholder from time to time;

       (b) (EXCHANGE ETC. OF US$ NOTES): the issue and any exchange, transfer, replacement, redemption (in whole or part) or cancellation of a US$ Note;

       (c) (PAYMENTS): all payments made in respect of the US$ Notes (as notified to it by each Paying Agent pursuant to clause 3.14(a));

       (d) (PRINCIPAL): the Principal Balance of each US$ Note from time to time (as notified to it by the Manager pursuant to clause 7.1); and

       (e) (OTHER INFORMATION): such other information as the Manager reasonably requires or the Note Registrar considers appropriate or desirable.

5.3    TRANSFER OR EXCHANGE OF US$ NOTES

       US$ Notes held by a US$ Noteholder may be transferred or may be exchanged for other US$ Notes of the same class in any authorised denominations and a like Principal Balance, provided in each case that the requirements of
       Section 8-401(a) of the UCC are met, by that US$ Noteholder upon:

       (a) (SURRENDER AND INSTRUMENT OF TRANSFER OR EXCHANGE): the surrender of the US$ Notes to be transferred or exchanged duly endorsed with, or accompanied by, a written instrument of transfer or exchange in the form, in the case of a transfer, annexed to such US$ Notes or otherwise in a form satisfactory to the Note Registrar duly executed by the US$ Noteholder, or its attorney duly authorised in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership of, or participation in, STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act; and

       (b) (OTHER DOCUMENTS): the provision of such other documents as the Note Registrar may reasonably require,

       to the Note Registrar at a Specified Office of the Note Registrar.

5.4    REPLACEMENT OF LOST OR MUTILATED US$ NOTES

       If any US$ Note is lost, stolen, mutilated, defaced or destroyed it may, provided that the requirements of Section 8-405 of the UCC are met, be replaced with other US$ Notes of the same class in any authorised denomination, and a like Principal Balance, upon surrender to the Note Registrar of the US$ Notes to be replaced (where the US$ Note has been mutilated or defaced) at a Specified Office of the Note Registrar, the provision of such evidence and indemnities as the Note Registrar or the Issuer Trustee may reasonably require and payment of the Note Registrar's and the Issuer Trustee's expenses incurred, and any tax or governmental charge that may be imposed, in connection with such replacement.

5.5    OBLIGATIONS UPON TRANSFER, EXCHANGE OR REPLACEMENT OF US$ NOTES

       Subject to this Deed, upon compliance by the relevant US$ Noteholder with the provisions of clauses 5.3 or 5.4, as applicable, in relation to the transfer, exchange or replacement of any US$ Notes:

       (a) (ADVISE ISSUER TRUSTEE): the Note Registrar must within 3 Business Days so advise the Issuer Trustee and the Note Trustee (if it is not the Note Registrar) in writing and provide details of the new US$ Notes to be issued in place of those US$ Notes;

       (b) (EXECUTION AND AUTHENTICATION): the Issuer Trustee must, within 3 Business Days of such advice, execute and deliver to the Note Trustee for authentication in the name of the relevant US$ Noteholder or the designated transferee or transferees, as the case may be, one or more new US$ Notes of the same class in any authorised denominations, and a like Principal Balance as those US$ Notes (in each case as specified by the Note Registrar) and the Note Trustee must within 3 Business Days of receipt of such executed US$ Notes authenticate them and (if it is not the Note Registrar) deliver those US$ Notes to the Note Registrar; and

       (c) (DELIVERY TO US$ NOTEHOLDER): the Note Registrar must, within 3 Business Days of receipt of such new US$ Notes (or authentication of such US$ Notes if the Note Registrar is the Note Trustee), forward to the relevant US$ Noteholder (being the transferee in the case of a transfer of a US$ Note) such new US$ Notes.

5.6    NO CHARGE FOR TRANSFER OR EXCHANGE

       No service charge may be made to a US$ Noteholder for any transfer or exchange of US$ Notes, but the Note Registrar may require payment by the US$ Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of US$ Notes.

5.7    RESTRICTED PERIOD

       Notwithstanding the preceding provisions of this clause 5, the Note Registrar need not register transfers or exchanges of US$ Notes, and the Issuer Trustee is not required to execute nor the Note Trustee to authenticate any US$ Notes, for a period of 2 business days, in the case of a Book Entry Note, or 30 days, in the case of a Definitive Note, preceding the due date for any payment with respect to the US$ Notes or for such period, not exceeding 30 days, as is specified by the Note Trustee prior to any meeting of Relevant Noteholders (as defined in the First Schedule of the Trust Deed), which includes US$ Noteholders, under the Trust Deed or prior to any meeting of Voting Secured Creditors (as defined in the Security Trust Deed), which includes US$ Noteholders, under the Security Trust Deed.

5.8    CANCELLATION OF US$ NOTES

       The Note Registrar must cancel or destroy all US$ Notes that have been surrendered to it for transfer, exchange or replacement (including any Book Entry Notes surrendered pursuant to clause 3.4(b) of the Note Trust
       Deed) or surrendered to a Paying Agent for redemption and delivered to the Note Registrar and must, upon request, provide a certificate to the Issuer Trustee, the Note Trustee or the Manager with the details of all such US$ Notes so cancelled or destroyed.

5.9    PROVISION OF INFORMATION AND INSPECTION OF REGISTER

       The Note Registrar must:

       (a) (INFORMATION): provide to the Issuer Trustee, the Manager, the Note Trustee and each other Agent such information as is contained in the Note Register and is required by them in order to perform any obligation pursuant to the Transaction Documents;

       (b)   (INSPECTION): make the Note Register:

             (i) available for inspection or copying by the Issuer Trustee, the Manager, the Note Trustee and each other Agent or their agents or delegates; and

             (ii) available for inspection by each US$ Noteholder but only in respect of information relating to that US$ Noteholder,

       at one of the Note Registrar's Specified Offices upon reasonable prior notice and during local business hours.

5.10   CORRECTNESS OF REGISTER AND INFORMATION

       The Issuer Trustee, the Note Trustee, the Manager and each Agent (other than the Note Registrar) may accept the correctness of the Note Register and any information provided to it by the Note Registrar and is not required to enquire into its authenticity. None of the Issuer Trustee, the Note Trustee, the Manager or any Agent (including the Note Registrar) is liable for any mistake in the Note Register or in any purported copy except to the extent that the mistake is attributable to its own fraud, negligence or wilful default.

5.11   NON-RECOGNITION OF EQUITABLE INTERESTS

       Except as required by law or as ordered by a court of competent jurisdiction, no notice of any trust, whether express, implied or constructive, is to be entered in the Note Register and except as otherwise provided in any Transaction Document, or required by law or ordered by a court of competent jurisdiction, none of the Note Registrar, the Note Trustee, the Issuer Trustee, the Manager or any other Agent is to be affected by or compelled to recognise (even when having notice of it) any right or interest in any US$ Notes other than the registered US$ Noteholder's absolute right to the entirety of them and the receipt of a registered US$ Noteholder is a good discharge to the Issuer Trustee, the Manager, the Note Trustee and each Agent.

5.12   RECTIFICATION OF NOTE REGISTER

       If:

       (a)   (ENTRY OMITTED): an entry is omitted from the Note Register;

       (b) (ENTRY MADE OTHERWISE THAN IN ACCORDANCE WITH THIS DEED): an entry is made in the Note Register otherwise than in accordance with this Agreement;

       (c)   (WRONG ENTRY EXISTS): an entry wrongly exists in the Note
             Registrar;

       (d) (ERROR OR DEFECT EXISTS IN REGISTER); there is an error or defect in any entry in the Note Register; or

       (e) (DEFAULT MADE): default is made or unnecessary delay takes place in entering in the Note Register that any person has ceased to be the holder of US$ Notes,

       then the Note Registrar may rectify the same.

--------------------------------------------------------------------------------
6.     NOTE TRUSTEE'S REQUIREMENTS REGARDING AGENTS

6.1    FOLLOWING ENFORCEMENT OF THE CHARGE OR ISSUE OF DEFINITIVE NOTES

       At any time after either an Event of Default (unless waived by the Security Trustee pursuant to clause 9.5 of the Security Trust Deed) or the enforcement of the Charge or at any time after Definitive Notes have not been issued when required in accordance with the Note Trust Deed, the Note Trustee may:

       (a) (REQUIRE AGENTS): by notice in writing to the Issuer Trustee, the Manager, and each Agent require any one or more of the Agents either:

             (i)     A.    to act as the Agent of the Note Trustee on the terms
                           and conditions of this Agreement in relation to payments to be made by or on behalf of the Note
                           Trustee under the terms of the Note Trust Deed, except that the Note Trustee's liability under any provision of this Agreement for the indemnification of the Principal Paying Agent, the Paying Agents and the Agent Bank will be limited to any amount for the time being held by the Note Trustee on the trust of the Note Trust Deed and which is available to be applied by the Note Trustee for that purpose; and

                     B. to hold all US$ Notes, and all amounts, documents and records held by them in respect of the US$ Notes, on behalf of the Note Trustee; or

             (ii) to deliver up all US$ Notes and all amounts, documents and records held by them in respect of the US$ Notes, to the Note Trustee or as the Note Trustee directs in that notice, other than any documents or records which an Agent is obliged not to release by any law; and

       (b) (REQUIRE ISSUER TRUSTEE): by notice in writing to the Issuer Trustee require it to make (or arrange to be made) all subsequent payments in respect of the US$ Notes to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Issuer Trustee and until that notice is withdrawn, clause 6.1(b) of the Note Trust Deed will not apply.

6.2    GOOD DISCHARGE TO ISSUER TRUSTEE

       The payment by or on behalf of the Issuer Trustee of its payment obligations on each Quarterly Payment Date under the Sub-Fund Notice and the Note Conditions to the Note Trustee in accordance with clause 6.1 is a good discharge to the Issuer Trustee and the Issuer Trustee will not be liable for any act or omission or default of the Note Trustee during the period it is required to make payments to the Note Trustee under clause 6.1.

6.3    CHANGE OF AUTHORISED OFFICERS

       The Note Trustee will forthwith give notice to the Manager, the Issuer Trustee, the Security Trustee and each Agent of any change in the Authorised Officers of the Note Trustee.

--------------------------------------------------------------------------------
7.     REDEMPTION OF US$ NOTES

7.1    PART REDEMPTION OF US$ NOTES ON QUARTERLY PAYMENT DATES

       (a) (MANAGER TO MAKE DETERMINATIONS ETC): At least five Business Day prior to each Quarterly Payment Date, the Manager will make the determinations referred to in condition 7.9(a) of the Note Conditions in relation to that Quarterly Payment Date and will give to the Issuer Trustee, the Note Trustee, the Principal Paying Agent, the Agent Bank and the Note Registrar, the notifications, and will cause to be made to the US$ Noteholders the publication, required by condition 7.9(b) of the Note Conditions. If the Manager does not at any time for any reason make the determinations referred to in condition 7.9(a) of the Note Conditions it must forthwith advise the Note Trustee and the Agent Bank and such determinations must be made by the Agent Bank, or failing the Agent Bank, by the Note Trustee in accordance with such condition 7.9(c) of the Note Conditions (but based on the information in its possession) and each such determination will be deemed to have been made by the Manager.

       (b) (NOTIFY DEPOSITORY): If any Book-Entry Notes are outstanding, on receipt of a notification under condition 7.9(b) of the Note Conditions, the Principal Paying Agent must notify the Depository of any proposed redemption in accordance with the Depository's applicable procedures, specifying the principal amount of each Book-Entry Note to be redeemed and the date on which the redemption is to occur and must provide a copy to the Depository of the notification received under condition 7.9(b) of the Note Conditions.

7.2    EARLY REDEMPTION

       (a) (NOTICE TO PAYING AGENT ETC): If the Issuer Trustee intends to redeem all (but not some only) of the US$ Notes prior to the Final Maturity Date (as defined in the Note Conditions) pursuant to conditions 7.3 or 7.4 of the Note Conditions, the Manager will direct the Issuer Trustee to give the requisite notice to the Note Trustee, the Principal Paying Agent, each Paying Agent, the Note Registrar, the Agent Bank and the US$ Noteholders in accordance with conditions 7.3 or 7.4 (as the case may be) of the Note Conditions and stating the date on which such US$ Notes are to be redeemed.

       (b) (NOTICE TO DEPOSITORY): The Principal Paying Agent will, on receipt of a notice under clause 7.2(a), and if any Book Entry Notes are outstanding, notify the Depository of the proposed redemption in accordance with the Depository's applicable procedures, specifying the Principal Balance of each Book-Entry Note to be redeemed, the amount of principal to be repaid in relation to each Book-Entry Note and the date on which the Book-Entry Notes are to be redeemed.


--------------------------------------------------------------------------------
8.     GENERAL PAYING AGENT MATTERS

8.1    NOTICES TO US$ NOTEHOLDERS

       (a) (NOTICES TO BE GIVEN BY NOTE REGISTRAR): At the request of the Issuer Trustee, the

             Note Trustee, the Manager, the Security Trustee or any other Agent, and at the expense of the Issuer Trustee, the Note Registrar will arrange for the delivery of all notices and the Quarterly Servicing Report to US$ Noteholders in accordance with the Note Conditions.

       (b) (COPY TO NOTE TRUSTEE): The Note Registrar will promptly send to the Note Trustee one copy of the form of every notice given to US$ Noteholders in accordance with the Note Conditions (unless such notice is given at the request of the Note Trustee).

       The Note Registrar will not be responsible for, or liable to any person in respect of, the contents of any notices or reports delivered by it at the request of the Issuer Trustee, the Note Trustee, the Manager, the Security Trustee or any other Agent pursuant to this clause 8.1.

8.2    COPIES OF DOCUMENTS FOR INSPECTION

       The Manager will provide to the Note Registrar sufficient copies of all documents required by the Note Conditions or the Note Trust Deed to be available to US$ Noteholders for issue or inspection.

8.3    NOTICE OF ANY WITHHOLDING OR DEDUCTION

       If the Issuer Trustee or any Paying Agent is, in respect of any payment in respect of the US$ Notes, compelled to withhold or deduct any amount for or on account of any taxes, duties or charges as contemplated by condition 8.4 of the Note Conditions, the Issuer Trustee must give notice to the Principal Paying Agent, the Note Trustee and the US$ Noteholders in accordance with condition 11.1 of the Note Conditions immediately after becoming aware of the requirement to make the withholding or deduction and must give to the Principal Paying Agent and the Note Trustee such information as they require to enable each of them to comply with the requirement.

--------------------------------------------------------------------------------
9.     INDEMNITY

9.1    INDEMNITY BY ISSUER TRUSTEE

       Subject to clause 14, the Issuer Trustee undertakes to indemnify each Agent and its directors, officers, employees and controlling persons against all losses, liabilities, costs, claims, actions, damages, expenses or demands which any of them may incur or which may be made against any of them as a result of or in connection with the appointment of or the exercise of the powers and duties by the Agent under this Agreement except as may result from its fraud, negligence or default or that of its directors, officers, employees or controlling persons or any of them, or breach by it of the terms of this Agreement and notwithstanding the resignation or removal of that Agent pursuant to clause 10.

9.2    INDEMNITY BY AGENT

       Each Agent undertakes to indemnify on a several basis the Issuer Trustee, the Manager and each of their respective directors, officers, employees and controlling persons against all losses, liabilities, costs, claims, actions, damages, expenses or demands which any of them may incur or which may be made against any of them as a result of its default, negligence or bad faith or that of its directors, officers, employees or controlling persons or any of them, or breach by it of the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, in no event will an Agent be liable under, or in connection with, this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including, but not limited to, lost profits, whether or not foreseeable, even if the Agent has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

--------------------------------------------------------------------------------
10.    CHANGES IN AGENTS

10.1   APPOINTMENT AND REMOVAL

       The Issuer Trustee (on the direction of the Manager) may with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed):

       (a)   (APPOINT NEW AGENTS): appoint:

             (i) additional or alternative Paying Agents (other than the Principal Paying Agent); or

             (ii) an alternative Agent Bank, Note Registrar or Principal Paying Agent; and

       (b) (TERMINATE APPOINTMENT OF AGENTS): subject to this clause 10, terminate the appointment of any Agent by giving written notice to that effect to the Agent whose appointment is to be terminated copied to each Current Rating Authority, the Note Trustee and (if it is not the Agent whose appointment is to be terminated) the Principal Paying Agent:

             (i) with effect immediately on the giving of that notice, if any of the following occurs in relation to the Agent (as the case may be):

                     A.   an Insolvency Event;

                     B. it ceases to conduct business or proposes to cease conduct of its business or a substantial part of that business; or

                     C. it fails to remedy within five Business Days after prior written notice by the Issuer Trustee or Manager any material breach of this Agreement on the part of the Agent (as the case may be); and

             (ii) otherwise, with effect on a date not less than 60 days' from that notice (which date must be not less than 30 days before any due date for payment on any US$ Notes).

10.2   RESIGNATION

       Subject to this clause 10, an Agent may resign its appointment under this Agreement at any time by giving to the Issuer Trustee, the Manager, each Current Rating Authority, (where the Agent resigning is the Principal Paying Agent) each Paying Agent and (where the Agent resigning is not the Principal Paying Agent) the Principal Paying Agent not less than 90 days' written notice to that effect (which notice must expire not less than 30 days before, any due date for payment on any US$ Notes).

10.3   LIMITATION OF APPOINTMENT AND TERMINATION

       Notwithstanding clauses 10.1 and 10.2:

        (a) (PRINCIPAL PAYING AGENT AND NOTE REGISTRAR): the resignation by, or the termination of, the appointment of the Principal Paying Agent or the Note Registrar will not take effect until a new Principal Paying Agent or Note Registrar, as the case may be, has been acknowledged in writing by the Note Trustee (in each case, the acknowledgement not to be unreasonably delayed) and with, in the case of the Note Registrar, Specified Offices in each of New York and London;

        (b) (APPOINTMENT BY RETIRING AGENT): if any Agent resigns in accordance with clause 10.2 but, by the day falling 15 days before the expiry of any notice under clause 10.2 the Issuer Trustee has not appointed a new Agent, then the relevant Agent may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and appointed on terms previously approved in writing by the Note Trustee (in each case, the approval not to be unreasonably withheld or delayed);

        (c) (SPECIFIED OFFICE OF PAYING AGENT IN NEW YORK AND LONDON): the resignation by, or the termination of the appointment of, any Paying Agent will not take effect if, as a result of the resignation or termination, there would not be a Paying Agent which has a Specified Office in New York City or there would not be a Paying Agent which has a Specified Office in London;

        (d) (SPECIFIED OFFICE OF AGENT BANK): the resignation by, or the termination of the appointment of the Agent Bank will not take effect until a new Agent Bank having its Specified Office in London or New York has been appointed; and

        (e) (TERMS OF APPOINTMENT OF ADDITIONAL PAYING AGENTS): the appointment of any additional Paying Agent will be on the terms and the conditions of this Agreement and each of the parties to this Agreement must co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent (which will not, except in the case of an appointment under clause 10.1(a) or a termination under clause 10.1(b)(ii), be at the cost of the Issuer Trustee or Manager).

10.4   PAYMENT OF AMOUNTS HELD BY THE PRINCIPAL PAYING AGENT

       If the appointment of the Principal Paying Agent is terminated, the Principal Paying Agent must, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any US$ Note and must deliver to the successor Principal Paying Agent all records maintained by it and all documents (including any US$ Notes) held by it pursuant to this Agreement.

10.5   RECORDS HELD BY NOTE REGISTRAR

       If the appointment of the Note Registrar is terminated, the Note Registrar must, on the date on which that termination takes effect, deliver to the successor Note Registrar the Note Register and all records maintained by it and all documents (including any US$ Notes) held by it pursuant to this Agreement.

10.6   SUCCESSOR TO PRINCIPAL PAYING AGENT, AGENT BANK, NOTE REGISTRAR

        (a) (APPOINTMENT AND RELEASE): On the execution by the Issuer Trustee, the Manager and any successor Principal Paying Agent, Agent Bank or Note Registrar of an instrument effecting the appointment of that successor Principal Paying Agent, Agent Bank or Note Registrar that successor Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, will, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor as if originally named as Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, in this Agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), will have no further liabilities under this Agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Principal Paying Agent, Agent Bank or Note Registrar was appointed.

        (b)  (MERGER): Any corporation:

             (i) into which the Principal Paying Agent, Agent Bank or Note Registrar is merged;

             (ii) with which the Principal Paying Agent, Agent Bank or Note Registrar is consolidated;

             (iii) resulting from any merger or consolidation to which the Principal Paying Agent, Agent Bank or Note Registrar is a party; or

             (iv) to which the Principal Paying Agent, Agent Bank or Note Registrar sells or otherwise transfers all or substantially all the assets of its corporate trust business,

             must, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, under this Agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this Agreement, unless otherwise required by the Issuer Trustee or the Manager, and after that effective date all references in this Agreement to the Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, will be references to that corporation. The Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, must pay for any costs or expenses associated with such merger, conversion, consolidation, sale or transfer.

10.7   NOTICE TO US$ NOTEHOLDERS

       The Manager on behalf of the Issuer Trustee will, within 5 days of:

       (a)   (TERMINATION): the termination of the appointment of any Agent;

       (b)   (RESIGNATION): the resignation of any Agent; or

       (c)   (APPOINTMENT): the appointment of a new Agent,

       give to the US$ Noteholders notice of the termination, appointment or resignation in accordance with condition 11.1 of the Note Conditions (in the case of a termination under clause 10.1(b)(i) or 10.2 at the cost of the outgoing Agent). Notwithstanding clauses 10.1 and 10.2, neither the termination of the appointment of an Agent, nor the resignation of an Agent, will take effect until notice thereof is given to the US$ Noteholders in accordance with this clause 10.7.

10.8   CHANGE IN SPECIFIED OFFICE

       (a) (AGENTS CHANGE): If any Agent proposes to change its Specified Office (which must be within the same city as its previous Specified Office), it must give to the Issuer Trustee the Manager, the Note Trustee and the other Agents not less than 30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect. No change of a Specified Office may occur in the period 30 days before any due date for payment on any US$ Notes.

       (b) (NOTICE TO US$ NOTEHOLDERS): The Manager must, within 14 days of receipt of a notice under clause 10.8(a) (unless the appointment is to terminate pursuant to clause 10.1 or 10.2 on or prior to the date of that change) give to the US$

             Noteholders notice in accordance with condition 11.1 of the Note Conditions of that change and of the address of the new Specified Office, but the cost of giving that notice must be borne by the Agent which is changing its Specified Office and not by the Issuer Trustee or the Manager.

--------------------------------------------------------------------------------
11.    MISCELLANEOUS DUTIES AND PROTECTION

11.1   AGENTS ARE AGENTS OF THE ISSUER TRUSTEE

       (a) (AGENT OF THE PUMA TRUST): Subject to clause 6.1, each Agent is the agent of the Issuer Trustee in its capacity as trustee of the PUMA Trust only.

       (b) (ISSUER TRUSTEE NOT RESPONSIBLE FOR AGENTS): Notwithstanding any other provision contained in this Agreement, any other Transaction Document or at law, the Issuer Trustee in its personal capacity is not responsible for any act or omission of any Agent.

11.2   AGENCY

       Subject to any other provision of this Agreement, each Agent acts solely for and as agent of the Issuer Trustee and does not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the US$ Notes and is responsible only for the performance of the duties and obligations imposed on it pursuant to clause 11.6.

11.3   RELIANCE

       Each Agent is protected and will incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Issuer Trustee or the Manager or in reliance upon any US$ Note or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

11.4   ENTITLED TO DEAL

       An Agent is not precluded from acquiring, holding or dealing in any US$ Notes or from engaging or being interested in any contract or other financial or other transaction with the Issuer Trustee or the Manager as freely as if it were not an agent of the Issuer Trustee under this Agreement and in no event whatsoever (other than fraud, wilful misconduct, negligence or bad faith) will any Agent be liable to account to the Issuer Trustee or any person entitled to receive amounts of principal or interest on the US$ Notes for any profit made or fees or commissions received in connection with this agreement or any US$ Notes.

11.5   CONSULTATION

       Each Agent may, after 5 days prior notice to the Issuer Trustee and the Manager, consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Issuer Trustee, the Manager or the relevant Agent. An Agent is not required to provide 5 days prior notice of the consultation specified above if, in the reasonable opinion of that Agent, to do so would be contrary to the performance by it of its obligations under this Agreement, provided that, such Agent must provide written notice to the Issuer Trustee and the Manager as soon as practicable after that consultation.

11.6   DUTIES AND OBLIGATIONS

       Each Agent will perform the duties and obligations, and only the duties and obligations, contained in or reasonably incidental to this Agreement and the Note Conditions and no implied duties or obligations (other than general laws as to agency) will be read into this Agreement or the Note Conditions against any Agent. An Agent is not required to take any action under this Agreement which would require it to incur any expense or liability for which (in its reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

11.7   INCOME TAX RETURNS

       The Principal Paying Agent will deliver to each US$ Noteholder such information as may be reasonably required to enable such US$ Noteholder to prepare its federal and state income tax returns.

11.8   REPRESENTATION BY EACH AGENT

       Each Agent represents and warrants that it is duly qualified to assume its obligations under this Agreement and has obtained all necessary approvals required to execute, deliver and perform its obligations under this Agreement.

--------------------------------------------------------------------------------
12.    FEES AND EXPENSES

12.1   PAYMENT OF FEE

       The Issuer Trustee will pay to each Agent during the period that any of the US$ Notes remain outstanding the administration fee separately agreed by that Agent and the Issuer Trustee. If the appointment of an Agent is terminated under this Agreement, the Agent must refund to the Issuer Trustee that proportion of the fee (if any) which relates to the period during which the Agent's appointment is terminated.

12.2   PAYMENT OF EXPENSES

       The Issuer Trustee must pay or reimburse to each Agent all reasonable costs, expenses, charges, stamp duties and other Taxes and liabilities properly incurred by that Agent in the performance of the obligations of that Agent under this Agreement including, without limitation, all costs and expenses (including legal costs and expenses) incurred by that Agent in the enforcement of any obligations under this Agreement. Nothing in this clause 12.2 entitles or permits an Agent to be reimbursed or indemnified for general overhead costs and expenses (including, without limitation, rents and any amounts payable by that Agent to its employees in connection with their employment) incurred directly or indirectly in connection with the business activities of that Agent or in the exercise of its rights, powers and discretions or the performance of its duties and obligations under this Agreement.

12.3   NO OTHER FEES

       Except as provided in clauses 12.1 and 12.2, or as expressly provided elsewhere in this Agreement, neither the Issuer Trustee nor the Manager has any liability in respect of any fees or expenses of any Agent in connection with this Agreement.

12.4   PAYMENT OF FEES

       The above fees, payments and expenses will be paid in United States dollars. The Issuer Trustee will in addition pay any value added tax which may be applicable. The Principal Paying Agent will arrange for payment of commissions to the other Paying Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by clause 12.1 the Issuer Trustee will not be concerned with or liable in respect of that payment.

12.5   NO COMMISSION

       Subject to this clause 12, no Paying Agent may charge any commission or fee in relation to any payment by it under this Agreement.

12.6   ISSUER TRUSTEE PERSONALLY LIABLE FOR FEES

       Notwithstanding any other provision of this Agreement, the Issuer Trustee must pay to each Agent the fees referred to in clause 12.1, and any value added tax on such fees, from its own personal funds and will not be entitled to be indemnified from the assets of the PUMA Trust with respect to such fees or value added taxes provided that if The Bank of New York, New York Branch or The Bank of New York, London Branch resigns or is removed as an Agent the Issuer Trustee will only be liable to pay the fees referred to in clause 12.1, and any value added tax on such fees, from its own personal funds to the extent that such fees and value added tax do not exceed the amount that would have been payable to The Bank of New York, New York Branch or the Bank of New York, London Branch, as the case may be, if it had remained as that Agent. The balance of such fees and value added tax, if any, will form part of the Fees and Expenses for which the Issuer Trustee is entitled to be indemnified from the assets of the PUMA Trust in accordance with the Sub-Fund Notice.

12.7   TIMING OF PAYMENTS

       Except as referred to in clause 12.6, all payments by the Issuer Trustee to an Agent under this clause 12 are payable on the first Quarterly Payment Date following demand by that Agent from funds available for this purpose in accordance with the Sub-Fund Notice.

12.8   INCREASE IN FEES

       The Issuer Trustee must notify in writing the Current Rating Authorities of any proposed increase in fees payable under this clause 12 (including upon the appointment of a new Agent but not including any increase in fees payable by the Issuer Trustee from its own personal funds in accordance with clause 12.6) at least 5 Business Days before such increase takes effect and must not agree to any such increase if this would result in a reduction, qualification or withdrawal of any credit rating then assigned by the Current Rating Authorities to the Notes. This clause 12.8 is not to be construed to require an Agent to undertake any additional duties or obligations not provided for in this Agreement unless otherwise agreed by that Agent in its discretion.

--------------------------------------------------------------------------------
13.    NOTICES

13.1   METHOD OF DELIVERY

       Subject to clauses 13.3 and 13.4, any notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement (other than notices to the US$ Noteholders):

       (a) (EXECUTION): except in the case of communications by email, must be signed by an Authorised Officer of the party giving the same;

       (b)   (IN WRITING): must be in writing; and

       (c)   (DELIVERY): must be:

             (i)     left at the address of the addressee;

             (ii) sent by prepaid ordinary post to the address of the addressee;

             (iii)   sent by facsimile to the facsimile number of the addressee;
                     or

             (iv) sent by email by an Authorised Signatory of the party giving the same to the addressee's specified email address,

             as notified by that addressee from time to time to the other parties to this Agreement as its address for service pursuant to this Agreement.

13.2   DEEMED RECEIPT

       A notice, request, certificate, demand, consent or other communication under this Agreement is deemed to have been received:

       (a)   (DELIVERY): where delivered in person, upon receipt;

       (b) (POST): where sent by post, on the 3rd (7th if outside Australia) day after posting;

       (c) (FAX): where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

       (d) (EMAIL): subject to clause 13.4, where sent by email, on the date that the email is received.

       However, if the time of deemed receipt of any notice is not before 5.00 pm local time on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

13.3   COMMUNICATIONS THROUGH PRINCIPAL PAYING AGENT

       All communications relating to this Agreement between the Issuer Trustee and the Agent Bank and any of the other Paying Agents or between the Paying Agents themselves will, except as otherwise provided in this Agreement, be made through the Principal Paying Agent.

13.4   EMAIL

       Notwithstanding any other provision of this clause 13, a notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement may only be given by email where the recipient has expressly agreed with the sender that the communication, or communications of that type, may be given by email and subject to such conditions as may be required by the recipient.

--------------------------------------------------------------------------------
14.    ISSUER TRUSTEE'S LIMITATION OF LIABILITY

14.1   LIMITATION ON ISSUER TRUSTEE'S LIABILITY

       The Issuer Trustee enters into this Agreement only in its capacity as trustee of the PUMA Trust and in no other capacity. A liability incurred by the Issuer Trustee acting in its capacity as trustee of the PUMA Trust arising under or in connection with this Agreement is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of the assets of the PUMA Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability applies despite any other provision of this Agreement (other than clauses 12.6 and 14.3) and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

14.2   CLAIMS AGAINST ISSUER TRUSTEE

       The parties other than the Issuer Trustee may not sue the Issuer Trustee in respect of any liabilities incurred by the Issuer Trustee acting in its capacity as trustee of the PUMA Trust in any capacity other than as trustee of the PUMA Trust including seeking the appointment of a receiver (except in relation to the assets of the PUMA Trust) a liquidator, an administrator or any similar person to the Issuer Trustee or prove in any liquidation, administration or similar arrangements of or affecting the Issuer Trustee (except in relation to the assets of the PUMA Trust).

14.3   BREACH OF TRUST

       The provisions of this clause 14 will not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the Trust Deed, the Sub-Fund Notice or any other Transaction Document or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the assets of the PUMA Trust as a result of the Issuer Trustee's fraud, negligence or wilful default and will not apply to any obligation or liability of the Issuer Trustee to pay amounts from its personal funds pursuant to clause 12.6.

14.4   ACTS OR OMISSIONS

       It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the PUMA Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations or any breach or representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default for the purposes of clause
       14.3 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by the Issuer Trustee under any Transaction Document (other than a person whose acts or omissions the Issuer Trustee is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the PUMA Trust or by any other act or omission of a Relevant Party or any other such person.

14.5   NO AUTHORITY

       No Agent appointed in accordance with this Agreement has authority to act on behalf of the Issuer Trustee in a way which exposes the Issuer Trustee to any personal liability and no act or omission of any such person will be considered fraudulent, negligent or wilful default of the Issuer Trustee for the purposes of clause 14.3.

14.6   NO OBLIGATION

       The Issuer Trustee is not obliged to enter into any commitment or obligation under or in relation to this Agreement or any Transaction Document (including incur any further liability) unless the Issuer Trustee's liability is limited in a manner which is consistent with this clause 14 or otherwise in a manner satisfactory to the Issuer Trustee in its absolute discretion.

--------------------------------------------------------------------------------
15.    GENERAL

15.1   WAIVER

       A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Agreement by a party will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege of the exercise or enforcement of any other right, remedy, power or privilege under this Agreement or provided by law.

15.2   WRITTEN WAIVER, CONSENT AND APPROVAL

       Any waiver, consent or approval given by a party under this Agreement will only be effective and will only bind that party if it is given in writing, or given verbally and subsequently confirmed in writing, and executed by that party or on its behalf by two Authorised Officers of that party.

15.3   SEVERABILITY

       Any provision of this Agreement which is illegal, void or unenforceable in any jurisdiction is ineffective in such jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Agreement.

15.4   SURVIVAL OF INDEMNITIES

       The indemnities contained in this Agreement are continuing, and survive the termination of this Agreement.

15.5   ASSIGNMENTS

       No party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties and confirmation from the Current Rating Authorities that such assignment will not lead to a reduction, qualification or reduction of its then rating of the US$ Notes.

15.6   SUCCESSORS AND ASSIGNS

       This Agreement is binding upon and ensures to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

15.7   MORATORIUM LEGISLATION

       To the fullest extent permitted by law, the provisions of all statutes whether existing now or in the future operating directly or indirectly:

       (a) (TO AFFECT OBLIGATIONS): to lessen or otherwise to vary or affect in favour of any party any obligation under this Agreement; or

       (b) (TO AFFECT RIGHTS): to delay or otherwise prevent or prejudicially affect the exercise of any rights or remedies conferred on a party under this Agreement,

       are hereby expressly waived, negatived and excluded.

15.8   AMENDMENTS

       No amendments to this Agreement will be effective unless in writing and executed by each of the parties to this Agreement. The Manager must give each Current Rating Authority 5 Business Days' prior notice of any amendment to this Agreement.

15.9   GOVERNING LAW

       This Agreement is governed by and must be construed in accordance with the laws of the State of New South Wales.

15.10  JURISDICTION

       Each party irrevocably and unconditionally:

       (a) (SUBMISSIONS TO JURISDICTION): submits to the non-exclusive jurisdiction of the courts of the State of New South Wales;

       (b) (WAIVER OF INCONVENIENT FORUM): waives any objection it may now or in the future have to the bringing of proceedings in those courts and any claim that any proceedings have been brought in an inconvenient forum; and

       (c) (SERVICE OF NOTICE): agrees, without preventing any other mode of service permitted by law, that any document required to be served in any proceedings may be served in the manner in which notices and other written communications may be given under clause 13.

15.11  COUNTERPARTS

       This Agreement may be executed in a number of counterparts and all such counterparts taken together will constitute one and the same instrument.

15.12  LIMITATION OF NOTE TRUSTEE'S LIABILITY

       The Note Trustee is a party to this Agreement in its capacity as trustee of the Note Trust. The liability of the Note Trustee under this Agreement is limited in the manner and to the same extent as under the Note Trust Deed.

EXECUTED as an agreement.


SIGNED for and on behalf of PERPETUAL
TRUSTEES AUSTRALIA LIMITED, ABN 86 000
431 827, by                              --------------------------------------
                                         Signature of Attorney
its Attorney under a Power of Attorney
dated and who declares that he or she
has not received any notice of the
revocation of such Power of Attorney,
in the presence of:





--------------------------------------   --------------------------------------
Signature of Witness                     Name of Attorney in full



--------------------------------------
Name of Witness in full


SIGNED for and on behalf of MACQUARIE
SECURITISATION LIMITED, ABN 16 003 297    --------------------------------------
336, by                                   Signature of Attorney

its Attorneys under a Power of
Attorney dated and each of whom
declares that he or she has not
received any notice of the revocation
of such Power of Attorney, in the
presence of:                              --------------------------------------
                                          Signature of Attorney


--------------------------------------
Signature of Witness



--------------------------------------
Name of Witness in full

SIGNED FOR AND ON BEHALF of THE BANK
OF NEW YORK, NEW YORK BRANCH acting by
its Authorised Officer in the presence
of:





--------------------------------------
Signature of Witness



--------------------------------------
Name of Witness in full



SIGNED FOR AND ON BEHALF of THE BANK
OF NEW YORK, LONDON BRANCH acting by
its Authorised Officer in the presence
of:


--------------------------------------
Signature of Witness



--------------------------------------
Name of Witness in full